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                                                                  Exhibit (e)(4)

     SERVICE REQUEST

                                                                        PLATINUM

                                                                INVESTOR(R) PLUS

                                                          THE UNITED STATES LIFE

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PLATINUM INVESTOR PLUS--                                             Neuberger Berman Advisers Management Trust
FIXED OPTION                                                              .    Division 297 - AMT Mid-Cap Growth
     .    Division 242 - USL Declared Fixed Interest Account         Oppenheimer Variable Account Funds
PLATINUM INVESTOR PLUS--                                                  .    Division 299 - Oppenheimer Global Securities
VARIABLE DIVISIONS                                                        .    Division 298 - Oppenheimer Balanced
AIM Variable Insurance Funds                                         PIMCO Variable Insurance Trust
     .    Division 320 - AIM V.I. Core Equity                             .    Division 325 - PIMCO VIT CommodityRealReturn Strategy
     .    Division 270 - AIM V.I. International Growth                    .    Division 301 - PIMCO VIT Real Return
The Alger American Fund                                                   .    Division 300 - PIMCO VIT Short-Term
     .    Division 273 - Alger American Capital Appreciation              .    Division 302 - PIMCO VIT Total Return
     .    Division 272 - Alger American MidCap Growth                Pioneer Variable Contracts Trust
American Century Variable Portfolios, Inc.                                .    Division 324 - Pioneer Mid Cap Value VCT
     .    Division 274 - VP Value                                    Putnam Variable Trust
Credit Suisse Trust                                                       .    Division 303 - Putnam VT Diversified Income
     .    Division 275 - U.S. Equity Flex I                               .    Division 304 - Putnam VT Growth and Income
Dreyfus Investment Portfolios                                             .    Division 305 - Putnam VT Int'l Growth and Income
     .    Division 276 - MidCap Stock                                SunAmerica Series Trust
Dreyfus Variable Investment Fund                                          .    Division 307 - ST Aggressive Growth
     .    Division 278 - Developing Leaders                               .    Division 306 - ST Balanced
     .    Division 277 - Quality Bond                                The Universal Institutional Funds, Inc.
Fidelity Variable Insurance Products                                      .    Division 308 - Capital Growth
     .    Division 282 - VIP Asset Manager                                .    Division 309 - High Yield
     .    Division 281 - VIP Contrafund                              VALIC Company I
     .    Division 279 - VIP Equity-Income                                .    Division 310 - International Equities
     .    Division 321 - VIP Freedom 2020                                 .    Division 311 - Mid Cap Index
     .    Division 322 - VIP Freedom 2025                                 .    Division 312 - Money Market I
     .    Division 323 - VIP Freedom 2030                                 .    Division 314 - Nasdaq-100 Index
     .    Division 280 - VIP Growth                                       .    Division 316 - Science & Technology
     .    Division 283 - VIP Mid Cap                                      .    Division 315 - Small Cap Index
Franklin Templeton Variable Insurance Products Trust                      .    Division 313 - Stock Index
     .    Division 287 - VIP Franklin Small Cap Value Securities     Van Kampen Life Investment Trust
     .    Division 284 - VIP Franklin U.S. Government                     .    Division 319 - LIT Growth and Income
     .    Division 285 - VIP Mutual Shares Securities                Vanguard Variable Insurance Fund
     .    Division 286 - VIP Templeton Foreign Securities                 .    Division 317 - VIF High Yield Bond
Janus Aspen Series                                                        .    Division 318 - VIF REIT Index
     .    Division 290 - Enterprise
     .    Division 288 - Overseas
     .    Division 289 - Worldwide
JPMorgan Insurance Trust
     .    Division 927 - JPMorgan Mid Cap Value
     .    Division 291 - JPMorgan Small Cap Core
MFS Variable Insurance Trust
     .    Division 295 - MFS VIT Core Equity
     .    Division 293 - MFS VIT Growth
     .    Division 296 - MFS VIT New Discovery
     .    Division 294 - MFS VIT Research

AGLC100817 Rev0504                                                       Rev0509

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[LOGO] American General                                                                            VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
                                                                                            (800) 251-3720 or Hearing Impaired (TDD)
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL")                         (888) 436-5256 . Fax: (713)620-6653
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[_] POLICY               1.   POLICY #: _______________________ INSURED:____________________________________________________________
    IDENTIFICATION            ADDRESS: ______________________________________________________________________ New Address (yes) (no)
                              Primary Owner (If other than an insured): _____________________________________
COMPLETE THIS SECTION         Address: _____________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS.             Primary Owner's S.S. No. or Tax I.D. No. _________________ Phone Number: (      ) _______ - __________
                              Joint Owner (If applicable): __________________________________________________
                              Address: ______________________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE          2.   Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this section         Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
if the name of the
Insured, Owner, Payor         ____________________________________________________   _______________________________________________
or Beneficiary has            Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[_] CHANGE IN            3.   INVESTMENT DIVISION                      PREM % DED %  INVESTMENT DIVISION                PREM % DED %
    ALLOCATION                (242) USL Declared Fixed Interest                      Neuberger Berman Advisers Management Trust
    PERCENTAGES                     Account                            ______ _____  (297) AMT Mid-Cap Growth           ______ _____
                              AIM Variable Insurance Funds                           Oppenheimer Variable Account Funds
Use this section to           (320) AIM V.I. Core Equity*              ______ _____  (299) Oppenheimer Global
indicate how premiums         (270) AIM V.l. International Growth      ______ _____        Securities                   ______ _____
or monthly deductions         The Alger American Fund                                (298) Oppenheimer Balanced         ______ _____
are to be allocated.          (273) Alger American Capital                           PIMCO Variable Insurance Trust
Total allocation in                 Appreciation                       ______ _____  (325) PIMCO VIT
each column must              (272) Alger American MidCap Growth       ______ _____        CommodityRealReturn Strategy ______ _____
equal 100%; whole             American Century Variable Portfolios, Inc.             (301) PIMCO VIT Real Return        ______ _____
numbers only.                 (274) VP Value                           ______ _____  (300) PIMCO VIT Short-Term         ______ _____
                              Credit Suisse Trust                                    (302) PIMCO VIT Total Return       ______ _____
* These investment            (275) U.S. Equity Flex I                 ______ _____  Pioneer Variable Contracts Trust
options are available         Dreyfus Investment Portfolios                          (324) Pioneer Mid Cap Value VCT    ______ _____
only for owners whose         (276) MidCap Stock*                      ______ _____  Putnam Variable Trust
policies were                 Dreyfus Variable Investment Fund                       (303) Putnam VT Diversified Income ______ _____
effective before              (278) Developing Leaders*                ______ _____  (304) Putnam VT Growth and Income* ______ _____
5/1/06.                       (277) Quality Bond*                      ______ _____  (305) Putnam VT Int'l Growth and
                              Fidelity Variable Insurance Products                         Income                       ______ _____
** This investment            (282) VIP Asset Manager                  ______ _____  SunAmerica Series Trust
option is not                 (281) VIP Contrafund                     ______ _____  (307) ST Aggressive Growth         ______ _____
available for any             (279) VIP Equity-Income                  ______ _____  (306) ST Balanced                  ______ _____
purpose except to             (321) VIP Freedom 2020                   ______ _____  The Universal Institutional Funds, Inc.
transfer Accumulation         (322) VIP Freedom 2025                   ______ _____  (308) Capital Growth*              ______ _____
Value to other                (323) VIP Freedom 2030                   ______ _____  (309) High Yield*                  ______ _____
investment options.           (280) VIP Growth                         ______ _____  VALIC Company I
                              (283) VIP Mid Cap                        ______ _____  (310) International Equities       ______ _____
                              Franklin Templeton Variable Insurance Products Trust   (311) Mid Cap Index                ______ _____
                              (287) VIP Franklin Small Cap Value                     (312) Money Market I               ______ _____
                                    Securities                         ______ _____  (314) Nasdaq-100 Index             ______ _____
                              (284) VIP Franklin U.S. Government       ______ _____  (316) Science & Technology         ______ _____
                              (285) VIP Mutual Shares Securities       ______ _____  (315) Small Cap Index              ______ _____
                              (286) VIP Templeton Foreign Securities   ______ _____  (313) Stock Index                  ______ _____
                              Janus Aspen Series                                     Van Kampen Life Investment Trust
                              (290) Enterprise                         ______ _____  (319) LIT Growth and Income        ______ _____
                              (288) Overseas                           ______ _____  Vanguard Variable Insurance Fund
                              (289) Worldwide*                         ______ _____  (317) VIF High Yield Bond          ______ _____
                              JPMorgan Insurance Trust                               (318) VIF REIT Index               ______ _____
                              (927) JPMorgan Mid Cap Value**             NA   _____  Other: __________________________  ______ _____
                              (291) JPMorgan Small Cap Core            ______ _____                                      100%  100%
                              MFS Variable Insurance Trust
                              (295) MFS VIT Core Equity*               ______ _____
                              (293) MFS VIT Growth*                    ______ _____
                              (296) MFS VIT New Discovery              ______ _____
                              (294) MFS VIT Research                   ______ _____
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[_] MODE OF PREMIUM      4.   Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $______ Monthly (Bank Draft Only)

Use this section to           Indicate billing method desired: _____ Direct Bill _____ Pre-Authorized Bank Draft
change the billing                                                                     (attach a Bank Draft Authorization
frequency and/or                                                                       Form and "Void" Check)
method of premium
payment. Note,                Start Date: ___/__/___
however, that USL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

[_] LOST POLICY          5.   I/we hereby certify that the policy of insurance for the listed policy has been _______ LOST
    CERTIFICATE               _______ DESTROYED ________ OTHER.

Complete this section         Unless I/we have directed cancellation of the policy, I/we request that a:
if applying for a
Certificate of                     ________________ Certificate of Insurance at no charge
Insurance or                       ________________ Full duplicate policy at a charge of $25
duplicate policy to
replace a lost or             be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
misplaced policy. If          policy to USL for cancellation.
a full duplicate
policy is being
requested, a check or
money order for $25
payable to USL must
be submitted with
this request.

[_] DOLLAR COST          6.   Day of the month for transfers ______________________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)           Frequency of transfers: _________ Monthly _________ Quarterly ________ Semi-Annually ________ Annually
    ($ 5,000 MINIMUM          DCA to be made from the following investment option: _________________________________________________
    BEGINNING                 Transfer: $ ___________________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)                    AIM Variable Insurance Funds                           Neuberger Berman Advisers Management Trust
                              (320) AIM V.I. Core Equity*                $_________  (297) AMT Mid-Cap Growth           $___________
An amount can be              (270) AIM V.l. International Growth        $_________  Oppenheimer Variable Account Funds
systematically                The Alger American Fund                                (299) Oppenheimer Global
transferred from any          (273) Alger American Capital Appreciation  $_________        Securities                   $___________
one investment option         (272) Alger American MidCap Growth         $_________  (298) Oppenheimer Balanced         $___________
and directed to one           American Century Variable Portfolios, Inc.             PIMCO Variable Insurance Trust
or more of the                (274) VP Value                             $_________  (325) PIMCO VIT
investment options            Credit Suisse Trust                                          CommodityRealReturn Strategy $___________
below. The USL                (275) U.S. Equity Flex I                   $_________  (301) PIMCO VIT Real Return        $___________
Declared Fixed                Dreyfus Investment Portfolios                          (300) PIMCO VIT Short-Term         $___________
Interest Account is           (276) MidCap Stock*                        $_________  (302) PIMCO VIT Total Return       $___________
not available for             Dreyfus Variable Investment Fund                       Pioneer Variable Contracts Trust
DCA. Please refer to          (278) Developing Leaders*                  $_________  (324) Pioneer Mid Cap Value VCT    $___________
the prospectus for            (277) Quality Bond*                        $_________  Putnam Variable Trust
more information on           Fidelity Variable Insurance Products                   (303) Putnam VT Diversified Income $___________
the DCA option. NOTE:         (282) VIP Asset Manager                    $_________  (304) Putnam VT Growth and Income* $___________
DCA is not available          (281) VIP Contrafund                       $_________  (305) Putnam VT Int'l Growth and
if the Automatic              (279) VIP Equity-Income                    $_________        Income                       $___________
Rebalancing option            (321) VIP Freedom 2020                     $_________  SunAmerica Series Trust
has been chosen.              (322) VIP Freedom 2025                     $_________  (307) ST Aggressive Growth         $___________
                              (323) VIP Freedom 2030                     $_________  (306) ST Balanced                  $___________
* These investment            (280) VIP Growth                           $_________  The Universal Institutional Funds, Inc.
options are available         (283) VIP Mid Cap                          $_________  (308) Capital Growth*              $___________
only for owners whose         Franklin Templeton Variable Insurance Products Trust   (309) High Yield*                  $___________
policies were                 (287) VIP Franklin Small Cap Value                     VALIC Company I
effective before                    Securities                           $_________  (310) International Equities       $___________
5/1/06.                       (284) VIP Franklin U.S. Government         $_________  (311) Mid Cap Index                $___________
                              (285) VIP Mutual Shares Securities         $_________  (312) Money Market I               $___________
                              (286) VIP Templeton Foreign Securities     $_________  (314) Nasdaq-100 Index             $___________
                              Janus Aspen Series                                     (316) Science & Technology         $___________
                              (290) Enterprise                           $_________  (315) Small Cap Index              $___________
                              (288) Overseas                             $_________  (313) Stock Index                  $___________
                              (289) Worldwide*                           $_________  Van Kampen Life Investment Trust
                              JPMorgan Insurance Trust                               (319) LIT Growth and Income        $___________
                              (291) JPMorgan Small Cap Core              $_________  Vanguard Variable Insurance Fund
                              MFS Variable Insurance Trust                           (317) VIF High Yield Bond          $___________
                              (295) MFS VIT Core Equity*                 $_________  (318) VIF REIT Index               $___________
                              (293) MFS VIT Growth*                      $_________  Other:___________________________  $___________
                              (296) MFS VIT New Discovery                $_________
                              (294) MFS VIT Research                     $_________

                              _________ INITIAL HERE TO REVOKE DCA ELECTION.
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[_] AUTOMATIC            7.   Indicate frequency: _________ Quarterly ________ Semi-Annually ________ Annually
    REBALANCING
                                           (DIVISION NAME OR NUMBER)                            (DIVISION NAME OR NUMBER)
($5,000 minimum
accumulation value)           ________% :_______________________________________   _______% :_______________________________________
Use this section to           ________% :_______________________________________   _______% :_______________________________________
apply for or make             ________% :_______________________________________   _______% :_______________________________________
changes to Automatic          ________% :_______________________________________   _______% :_______________________________________
Rebalancing of the            ________% :_______________________________________   _______% :_______________________________________
variable divisions.           ________% :_______________________________________   _______% :_______________________________________
Please refer to the           ________% :_______________________________________   _______% :_______________________________________
prospectus for more           ________% :_______________________________________   _______% :_______________________________________
information on the            ________% :_______________________________________   _______% :_______________________________________
Automatic Rebalancing         ________% :_______________________________________   _______% :_______________________________________
Option.

Note: Dollar Cost
Averaging is not
available if the
Automatic Rebalancing
Option has been
chosen.

See investment option
restrictions in Box 3
above.

                              _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION        8.   I (or we, if Joint Owners) hereby authorize USL to act on e-service instructions, if elected, to
    FOR TRANSACTIONS          transfer values among the Variable Divisions and USL Declared Fixed Interest Account and to change
    ONLY                      allocations for future premium payments and monthly deductions.

Complete this section         Initial the designation you prefer:
if you are applying           _________ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
for or revoking               _________ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent USL and the
current telephone or                    firm authorized to service my policy.
e-service privileges.
                              USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to
                              e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an e-service instruction, I will notify USL in writing within five working days from receipt of confirmation of the transaction from
                              USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by USL in its home office.

                              _________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE          9.   Name of Insured for whom this correction is submitted: _______________________________________________

Use this section to           Correct DOB: _____________/___________/___________
correct the age of
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

[_] TRANSFER OF         10.                                      (DIVISION NAME OR NUMBER)           (DIVISION NAME OR NUMBER)
    ACCUMULATED
    VALUES                    Transfer $_______ or ______% from ___________________________ to ____________________________________.
                              Transfer $_______ or ______% from ___________________________ to ____________________________________.
Use this section if           Transfer $_______ or ______% from ___________________________ to ____________________________________.
you want to transfer          Transfer $_______ or ______% from ___________________________ to ____________________________________.
money between                 Transfer $_______ or ______% from ___________________________ to ____________________________________.
divisions. The                Transfer $_______ or ______% from ___________________________ to ____________________________________.
minimum amount for            Transfer $_______ or ______% from ___________________________ to ____________________________________.
transfers is $500.00.         Transfer $_______ or ______% from ___________________________ to ____________________________________.
Withdrawals from the          Transfer $_______ or ______% from ___________________________ to ____________________________________.
USL Declared Fixed            Transfer $_______ or ______% from ___________________________ to ____________________________________.
Interest Account to a
Variable Division may
only be made within
the 60 days after a
policy anniversary.
See transfer
limitations outlined
in prospectus. If a
transfer causes the
balance in any
division to drop
below $500, USL
reserves the right to
transfer the
remaining balance.
Amounts to be
transferred should be
indicated in dollar
or percentage
amounts, maintaining
consistency
throughout.

See investment option
restrictions in Box 3
above.
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[_] REQUEST FOR          11.  _____ I request a partial surrender of $ ___________ or __________% of the net cash surrender value.
    PARTIAL
    SURRENDER/                _____ I request a loan in the amount of $ __________.
    POLICY LOAN
                              _____ I request the maximum loan amount available from my policy.
Use this section to
apply for a partial           Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
surrender from or             percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed
policy loan against           Interest Account and Variable Divisions in use.
policy values. For
detailed information          ______________________________________________________________________________________________________
concerning these two
options please refer          ______________________________________________________________________________________________________
to your policy and
its related                   ______________________________________________________________________________________________________
prospectus. If
applying for a
partial surrender, be
sure to complete the
Notice of Withholding
section of this
Service Request in
addition to this
section.

[_] NOTICE OF           12.   The taxable portion of the distribution you receive from your variable universal life insurance policy
    WITHHOLDING               is subject to federal income tax withholding unless you elect not to have withholding apply.
                              Withholding of state income tax may also be required by your state of residence. You may elect not to
Complete this section         have withholding apply by checking the appropriate box below. If you elect not to have withholding
if you have applied           apply to your distribution or if you do not have enough income tax withheld, you may be responsible
for a partial                 for payment of estimated tax. You may incur penalties under the estimated tax rules, if your
surrender in Section          withholding and estimated tax are not sufficient.
11.
                              Check one: ____________ I DO want income tax withheld from this distribution.

                                         ____________ I DO NOT want income tax withheld from this distribution.

                              IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

[_] AFFIRMATION/        13.   CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY
    SIGNATURE                 CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER
                              SECTION 3406(a)(1)(c) OF THE INTERNAL REVENUE CODE.
Complete this section
for ALL requests.             THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
                              THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                              Dated at _______________________________ this _________ day of __________________, __________________
                                       (City, State)

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF OWNER                                   SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF JOINT OWNER                             SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF ASSIGNEE                                SIGNATURE OF WITNESS
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AGLC100817 Rev0504                 Page 5 of 5                           Rev0509